UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 23, 2004

                                   CLARK, INC.
             (Exact Name of Registrant as Specified in its Charter)

               DELAWARE                             001-31256                         52-2103926
     (State or other jurisdiction            (Commission file number)              (I.R.S. employer
           of incorporation)                                                      identification no.)

     102 SOUTH WYNSTONE PARK DRIVE
      NORTH BARRINGTON, ILLINOIS                                                        60010
(Address of principal executive offices)                                               (Zip Code)

       Registrant's telephone number, including area code: (847) 304-5800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER ITEMS.

         On July 23, 2004, Clark, Inc. published a press release regarding a pending Securities and Exchange Commission investigation in connection with possible insider trading activity by an independent sales contractor of Clark Consulting, Inc. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7(c).  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1 Press release dated July 23, 2004.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CLARK, INC.


                                             By: /s/ Jeffrey W. Lemajeur
                                                 -------------------------------
                                                 Jeffrey W. Lemajeur
Date:  July 26, 2004                             Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------

   Exhibit
   -------
     99.1       Press release dated July 23, 2004.